SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Donegal Group Inc.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11.

         1) Title of each class of securities to which transaction applies:
            .......................................................
         2) Aggregate number of securities to which transaction applies:
            .......................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            .......................................................
         4) Proposed maximum aggregate value of transaction:
            .......................................................
         5) Total fee paid:
            ......................................................

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by the
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                               DONEGAL GROUP INC.
                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 17, 1997
                          ---------------------------

To the Stockholders of
DONEGAL GROUP INC.:

     The Annual Meeting of Stockholders of Donegal Group Inc. (the "Company") will be held at 10:00 a.m., prevailing time, on April 17, 1997, at the Company's offices, 1195 River Road, Marietta, Pennsylvania 17547, for the following purposes:

          1. To elect two Class B directors to serve until the expiration of their three-year terms and until their successors are elected;

          2. To act upon the election of KPMG Peat Marwick LLP as independent public accountants for the Company for 1997;

          3. To consider and vote upon a proposal to adopt the Company's Amended and Restated 1996 Equity Incentive Plan for officers and key employees;

          4. To consider and vote upon a proposal to adopt the Company's 1996 Equity Incentive Plan for Directors; and

          5. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof.

     The Board of Directors has fixed the close of business on February 21, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

     A copy of the Company's Annual Report for the year ended December 31, 1996 is being mailed to stockholders together with this Notice.

     Holders of Common Stock are requested to complete, sign and return the enclosed form of proxy in the envelope provided whether or not they expect to attend the Annual Meeting in person.

                                          By Order of the Board of Directors,

                                          /s/ Donald H. Nikolaus
                                          --------------------------------------

                                          Donald H. Nikolaus,
                                          President and Chief Executive Officer

March 24, 1997
Marietta, Pennsylvania

                               DONEGAL GROUP INC.

                          ---------------------------

     This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to stockholders on or about March 24, 1997, are furnished in connection with the solicitation by the Board of Directors of Donegal Group Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., prevailing time, on April 17, 1997, and at any adjournment, postponement or continuation thereof, at the Company's principal executive offices, which are located at 1195 River Road, Marietta, Pennsylvania 17547.

     Shares represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by the stockholders. Any proxy not specifying to the contrary will be voted in favor of the adoption of the proposals referred to in the Notice of Annual Meeting and for the election of the nominees for director named below. A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the Annual Meeting and voting in person.

     The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company in person or by telephone or telegram by the Company's regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request therefor, will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

     Only holders of Common Stock of record at the close of business on February 21, 1997 will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors.

     As of the close of business on February 21, 1997, the Company had outstanding 4,479,557 shares of Common Stock, $1.00 par value. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. As of February 21, 1997, Donegal Mutual Insurance Company (the "Mutual Company") owned 2,621,633 shares of the Company's outstanding Common Stock, or approximately 58.5% of the Company's outstanding Common Stock. The Mutual Company has advised the Company that the Mutual Company will vote its shares for the election of C. Edwin Ireland and Donald H. Nikolaus as Class B directors, for the election of KPMG Peat Marwick LLP as the Company's independent public accountants for 1997, for the adoption of the Amended and Restated 1996 Equity Incentive Plan (the "1996 Equity Incentive Plan") and for the adoption of the 1996 Equity Incentive Plan for Directors (the "1996 Director Plan"). Accordingly, Messrs. Ireland and Nikolaus will be elected as Class B directors, KPMG Peat Marwick LLP will be elected as the Company's independent public accountants for 1997 and the 1996 Equity Incentive Plan and the 1996 Director Plan will be approved regardless of the votes of the Company's stockholders other than the Mutual Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth as of February 21, 1997 the amount and percentage of the Company's outstanding Common Stock beneficially owned by
(i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and nominee for director,
(iii) each executive officer named in the Summary Compensation Table and
(iv) all executive officers and directors of the Company as a group.

                                                                      SHARES         PERCENT OF
                              NAME OF INDIVIDUAL                   BENEFICIALLY OUTSTANDING COMMON
                             OR IDENTITY OF GROUP                     OWNED(1)         STOCK(2)
                             --------------------                  -----------  -------------------
5% HOLDERS:
  Donegal Mutual Insurance Company...............................    2,621,633            58.5%
     1195 River Road
     Marietta, Pennsylvania 17547
DIRECTORS:
  C. Edwin Ireland...............................................        7,767(4)             --
  Donald H. Nikolaus.............................................       53,490(5)            1.2%
  Patricia A. Gilmartin..........................................        2,967(4)             --
  Philip H. Glatfelter, II.......................................        3,167(4)             --
  R. Richard Sherbahn............................................        1,867(4)             --
  Robert S. Bolinger.............................................        2,367(4)             --
  Thomas J. Finley, Jr...........................................        2,217(4)             --
EXECUTIVE OFFICERS (3):
  Ralph G. Spontak...............................................       20,083(6)             --
  William H. Shupert.............................................       10,106(7)             --
  Frank J. Wood..................................................        5,647(8)             --
  Robert Shenk...................................................        7,160(9)             --
  All directors and executive officers
     as a group (13 persons).....................................      128,644(10)            2.9%

------------------
 (1) Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part, with the person's spouse, or individually by his spouse.
 (2) Less than 1% unless otherwise indicated.
 (3) Excludes Executive Officers listed under "Directors."
 (4) Includes 1,667 shares of Common Stock the director has the option to purchase under the 1996 Director Plan, which become exercisable on and after April 30, 1997, subject to adoption of the 1996 Director Plan by the stockholders at the Annual Meeting.
 (5) Includes 25,000 shares of Common Stock Mr. Nikolaus has the option to purchase under the Company's 1996 Equity Incentive Plan, which become exercisable on and after April 30, 1997, subject to adoption of the 1996 Equity Incentive Plan by the stockholders at the Annual Meeting.
 (6) Includes 12,500 shares of Common Stock Mr. Spontak has the option to purchase under the Company's 1996 Equity Incentive Plan, which become exercisable on and after April 30, 1997, subject to adoption of the 1996 Equity Incentive Plan by the stockholders at the Annual Meeting.
 (7) Includes 7,000 shares of Common Stock Mr. Shupert has the option to purchase under the Company's 1996 Equity Incentive Plan, which become exercisable on and after April 30, 1997, subject to adoption of the 1996 Equity Incentive Plan by the stockholders at the Annual Meeting.

 (8) Includes 5,000 shares of Common Stock Mr. Wood has the option to purchase under the Company's 1996 Equity Incentive Plan, which become exercisable on and after April 30, 1997, subject to adoption of the 1996 Equity Incentive Plan by the stockholders at the Annual Meeting.
 (9) Includes 5,000 shares of Common Stock Mr. Shenk has the option to purchase under the Company's 1996 Equity Incentive Plan, which become exercisable on and after April 30, 1997, subject to adoption of the 1996 Equity Incentive Plan by the stockholders at the Annual Meeting.
(10) Includes 62,834 shares of Common Stock purchasable upon the exercise of options granted under the 1996 Equity Incentive Plan, which become exercisable on and after April 30, 1997, and 10,002 shares of Common Stock purchasable upon the exercise of options granted under the 1996 Director Plan, which become exercisable on and after April 30, 1997, subject to adoption of the 1996 Equity Incentive Plan and the 1996 Director Plan by the stockholders at the Annual Meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the officers and directors of a corporation, such as the Company, which has a class of equity securities registered under Section 12 of the Exchange Act, as well as persons who own more than 10% of a class of equity securities of such a corporation, file reports of their ownership of such securities, as well as monthly statements of changes in such ownership, with the corporation, the Securities and Exchange Commission (the "SEC") and Nasdaq. Based upon written representations received by the Company from its officers and directors, and the Company's review of the monthly statements of ownership changes filed with the Company by its officers and directors during 1996, the Company believes that all such filings required during 1996 were made on a timely basis.

                      RELATIONSHIP WITH THE MUTUAL COMPANY

     The Company was formed by the Mutual Company in August 1986 and was a wholly owned subsidiary of the Mutual Company until November 1986, when the Company sold 600,000 shares of Common Stock in a public offering, thereby reducing the Mutual Company's ownership of the Company's outstanding Common Stock from 100% to approximately 79.5%, which subsequently increased to approximately 84%. In September 1993, the Company sold 1,150,000 shares of Common Stock in a public offering. At the same time, the Mutual Company sold 200,000 shares of the Company's Common Stock, reducing the Mutual Company's ownership of the Company's outstanding Common Stock to approximately 57%. Between December 22, 1994 and December 31, 1995, the Mutual Company purchased an aggregate of 172,000 shares of the Company's Common Stock in the open market in exempt transactions under SEC rule 10b-18 and in private transactions. Between December 31, 1995 and December 31, 1996, the Mutual Company purchased an aggregate of 114,000 shares of the Company's Common Stock in private transactions. These purchases increased the Mutual Company's ownership of the Company's Common Stock to 2,621,633 shares or approximately 58.5% of the Company's outstanding Common Stock as of February 21, 1997.

     The Company's operations are interrelated with the operations of the Mutual Company, and various reinsurance arrangements exist between the Company and the Mutual Company. The Company believes that its various transactions with the Mutual Company have been on terms no less favorable to the Company than the terms that could have been negotiated with an independent third party.

     The Mutual Company provides all personnel for the Company and its principal insurance subsidiaries, Atlantic States Insurance Company ("Atlantic States"), Delaware Atlantic Insurance Company, formerly known as Delaware American Insurance Company ("Delaware Atlantic"), and Southern Insurance Company of Virginia ("Southern"). Expenses are allocated to the Company, Delaware Atlantic and Southern according to a time allocation and estimated usage agreement, and to Atlantic States in relation to the relative participation of the Mutual Company and Atlantic States in the pooling agreement described herein. Such charges to the Company were $18,878,506 in 1996.

     On December 29, 1988, the Company acquired all of the outstanding common stock of Southern, which converted from a mutual insurance company known as Southern Mutual Insurance Company to a stock insurance company on the same date. Since January 1, 1991, the Mutual Company has reinsured 50% of Southern's business. Because the Mutual Company places substantially all of the business assumed from Southern in the pool, from which the Company has an allocation which is 65% from and after January 1, 1996, the Company's operations include approximately 80% of the business written by Southern. Southern and the Mutual Company settle the balances resulting from this reinsurance arrangement on a monthly basis.

     Atlantic States participates in an underwriting pool with the Mutual Company whereby Atlantic States cedes premiums, losses and loss adjustment expenses on all of its business to the Mutual Company and assumes from the Mutual Company a specified portion of the premiums, losses and loss adjustment expenses of the Mutual Company and Atlantic States. Under the pooling agreement, which became effective on October 1, 1986, Atlantic States cedes to the Mutual Company all of its insurance business written on or after October 1, 1986. Substantially all of the Mutual Company's property and casualty insurance business written or in force on or after October 1, 1986 is also included in the pooled business, including the business reinsured from Southern. Pursuant to an amendment to the pooling agreement effective October 1, 1988, the Mutual Company, which is solely responsible for any losses in the pooled business with dates of loss on or before the close of business on September 30, 1986, retroceded 50% of the pooled business to Atlantic States. From January 1, 1993 to December 31, 1995, 60% of the pooled business had been retroceded to Atlantic States. Since January 1, 1996, 65% of the pooled business was retroceded to Atlantic States. All premiums, losses, loss adjustment expenses and other underwriting expenses are prorated among the parties on the basis of their participation in the pool. The pooling agreement may be amended or terminated at the end of any calendar year by agreement of the parties. The allocations of pool participation percentages between the Mutual Company and the Company are based on the pool participants' relative amounts of capital and surplus, expectations of future relative amounts of capital and surplus and the ability of the Company to raise capital for Atlantic States. The Company does not currently anticipate a further increase in its percentage of participation in the pool, nor does the Company intend to terminate its participation in the pooling agreement. Additional information describing the pooling agreement is contained in the Company's 1996 Annual Report to Stockholders, a copy of which is enclosed with this Proxy Statement and to which reference is hereby made.

     As of December 31, 1995, the Company acquired all of the outstanding capital stock of Delaware Atlantic pursuant to a Stock Purchase Agreement dated as of December 21, 1995 between the Company and the Mutual Company. As part of this transaction, the Mutual Company entered into an aggregate excess of loss reinsurance agreement with Delaware Atlantic whereby the Mutual Company insured the risk of any loss from an adverse development in Delaware Atlantic's loss and loss adjustment expense reserve at the end of 1995 compared to the end of 1996 and losses and loss adjustment expenses incurred by Delaware Atlantic during the month of December 1995 and for the 1996 year by reason of the fact that Delaware Atlantic's loss and loss adjustment expense ratio for those periods exceeded the lesser of the loss and loss expense ratios of immediately preceding periods or 60%. This reinsurance agreement did not result in any additional payment from the Mutual Company to Delaware Atlantic.

     Effective July 1, 1996, the Mutual Company entered into Retrocessional Reinsurance Contracts with each of Southern, Delaware Atlantic and Pioneer Insurance Company, a wholly owned subsidiary of the Mutual Company, (individually, an "Affiliate"), whereby the Mutual Company agreed to indemnify each Affiliate in respect of 100% of the net liability that may accrue to such Affiliate from its insurance operations and retrocede 100% of the net liability back to each Affiliate, which the Affiliate assumes.

     All of the Company's officers are officers of the Mutual Company, five of the Company's seven directors are directors of the Mutual Company and two of the Company's executive officers are directors of the Mutual Company. The Company and the Mutual Company maintain a Coordinating Committee, which consists of two outside directors from each of the Company and the Mutual Company, none of whom holds seats on both Boards, to review and evaluate the pooling agreement between the Company and the Mutual Company and to be responsible for matters involving actual or potential conflicts of interest between the Company and the Mutual Company. The decisions of the Coordinating Committee are binding on the Company and the Mutual Company. The Company's Coordinating Committee members must conclude that intercompany transactions are fair and equitable to the Company. The purpose of this provision is to protect the interests of the stockholders of the Company other than the Mutual Company. The Coordinating Committee met two times in 1996. The Company's members on the Coordinating Committee are Messrs. Bolinger and Finley. See "Election of Directors." The Mutual Company's members on the Coordinating Committee are John E. Hiestand and Dr. Charles A. Heisterkamp, III.

     Mr. Hiestand, age 59, has been a director of the Mutual Company since 1983 and has been President of Hiestand Memorials, Inc., a manufacturer of cemetery monuments, since 1977.

     Dr. Heisterkamp, age 64, has been a director of the Mutual Company since 1979 and has practiced as a surgeon in Lancaster, Pennsylvania for more than the past five years.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors consists of seven members. Each director is elected for a three-year term and until his successor has been duly elected. The current three-year terms of the Company's directors expire in the years 1997, 1998 and 1999, respectively.

     Two Class B directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the nominees named below, both of whom are currently directors of the Company. If a nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the directors then in office until the expiration of the term of the class of directors in which the vacancy exists. The two nominees for Class B director receiving a plurality of the votes cast at the

Annual Meeting will be elected as directors. Shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner or person otherwise entitled to vote and as to which the broker or nominee does not have discretionary voting power, i.e., broker nonvotes, will be treated as not present and not entitled to vote for nominees for election as Class B directors. Abstentions from voting and broker nonvotes will have no effect on the election of directors since they will not represent votes cast at the Annual Meeting for the purpose of electing directors.

     The names of the nominees for Class B directors and the Class A and Class C directors who will continue in office after the Annual Meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:

                         NOMINEES FOR CLASS B DIRECTORS

                                                                                DIRECTOR    YEAR TERM
NAME                                                                    AGE       SINCE    WILL EXPIRE*
----                                                                 ---------  ---------  ------------
C. Edwin Ireland...................................................     87        1986         2000
Donald H. Nikolaus.................................................     54        1986         2000

                         DIRECTORS CONTINUING IN OFFICE

CLASS C DIRECTORS

                                                                                DIRECTOR    YEAR TERM
NAME                                                                    AGE       SINCE    WILL EXPIRE
----                                                                 ---------  ---------  ------------
Thomas J. Finley, Jr...............................................     76        1986         1998
R. Richard Sherbahn................................................     68        1986         1998

CLASS A DIRECTORS

                                                                                DIRECTOR    YEAR TERM
NAME                                                                    AGE       SINCE    WILL EXPIRE
----                                                                 ---------  ---------  ------------
Robert S. Bolinger.................................................     60        1986         1999
Patricia A. Gilmartin..............................................     57        1986         1999
Philip H. Glatfelter, II...........................................     67        1986         1999

------------------
*If elected at the Annual Meeting

     Mr. Bolinger has been President and Chief Executive Officer of Susquehanna Bancshares, Inc. since 1982 and of Farmers First Bank since 1976. Mr. Bolinger is also a director of Susquehanna Bancshares, Inc.

     Mr. Finley retired in 1985 as President and Chief Executive Officer of the Insurance Federation of Pennsylvania, a position he held for 18 years.

     Mrs. Gilmartin has been an employee since 1969 of Donegal Insurance Agency, which has no affiliation with the Company except that Donegal Insurance Agency receives insurance commissions in the ordinary course of business from the Company's subsidiaries and affiliates in accordance with such subsidiaries' and affiliates' standard commission schedules and agency contracts. Mrs. Gilmartin has been a director of the Mutual Company since 1979.

     Mr. Glatfelter retired in 1989 as a Vice President of Meridian Bank, a position he held for more than five years prior to his retirement. Mr. Glatfelter has been a director of the Mutual Company since 1981 and has been Vice Chairman of the Mutual Company since 1991.

     Mr. Ireland is former Chairman of the Lancaster Industrial Development Authority. He retired from Hamilton Watch Company in 1970. Prior thereto, he was Vice President, Secretary and Treasurer of Hamilton Watch Company. Mr. Ireland has been a director of the Mutual Company since 1972 and Chairman of its Board of Directors since 1985. He has been Chairman of the Company's Board of Directors since 1986.

     Mr. Nikolaus has been President of the Mutual Company since 1981 and a director of the Mutual Company since 1972. He has been President of the Company since 1986. Mr. Nikolaus has been a partner in the law firm of Nikolaus & Hohenadel since 1972.

     Mr. Sherbahn has owned and operated Sherbahn Associates, Inc., a life insurance and financial planning firm, since 1974. Mr. Sherbahn has been a director of the Mutual Company since 1967.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met five times in 1996. The Board of Directors has an Executive Committee, an Audit Committee, a Nominating Committee, a Compensation Committee and, together with the Mutual Company, a four-member Coordinating Committee.

     The Company's Executive Committee met 20 times in 1996. Messrs. Nikolaus, Ireland and Glatfelter are the members of the Executive Committee. The Executive Committee has the authority to take all action that can be taken by the full Board of Directors, consistent with Delaware law, between Board of Directors' meetings.

     The Audit Committee of the Company consists of Messrs. Bolinger, Glatfelter and Ireland. The Audit Committee, which met one time in 1996, reviews audit reports and management recommendations made by the Company's outside auditing firm.

     The Nominating Committee of the Company consists of Messrs. Finley, Ireland and Glatfelter. The Nominating Committee, which did not meet in 1996, is responsible for the nomination of candidates to stand for election to the Board of Directors at the Annual Meeting and the nomination of candidates to fill vacancies on the Board of Directors between meetings of stockholders. The Nominating Committee will consider written nominations for directors from stockholders to the extent such nominations are made in accordance with the Company's By-laws. The Company's By-laws require that any such nominations must be sent to the Company at its principal executive offices, attention: Secretary, not less than 30 days prior to the date of the stockholders meeting at which directors are to be elected. Such written nomination must set forth the name, age, address and principal occupation for the past five years of such nominee, the number of shares of the Company's Common Stock beneficially owned by such nominee and such other information about such nominee as would be required under the proxy solicitation rules of the SEC if proxies were solicited for the election of such nominee.

     The Compensation Committee of the Company consists of Messrs. Ireland, Sherbahn and Glatfelter. The Compensation Committee met two times in 1996 to review and recommend compensation plans, approve certain compensation changes and grant options under and determine participants in the Equity Incentive Plan.

COMPENSATION OF DIRECTORS

     Directors of the Company were paid an annual retainer of $14,000 in 1996 and were paid $500 for each meeting attended in excess of five per year. Directors who are members of committees of the Board of Directors receive $250 for each committee meeting attended. If a director serves on the Board of Directors of both the Mutual Company and the Company, the director receives only one annual retainer. If the Boards of Directors of both companies meet on the same day, directors receive only one meeting fee. In such event, the retainer and meeting fees are allocated 35% to the Mutual Company and 65% to the Company.

     Pursuant to the 1996 Director Plan, each director of the Company and the Mutual Company will receive annually restricted stock awards ("Restricted Stock Awards") of 100 shares of the Company's Common Stock, provided that the director served as a member of the Board of Directors of the Company or the Mutual Company during any portion of the preceding calendar year, and each outside director of the Company and the Mutual Company is eligible to receive non-qualified stock options to purchase shares of Common Stock in an amount to be determined by the Company's Board of Directors. In furtherance of the 1996 Director Plan, on January 2, 1997, each director of the Company and the Mutual Company was granted a Restricted Stock Award of 100 shares of Common Stock and each outside director of the Company and the Mutual Company was granted non-qualified options to purchase 5,000 shares of Common Stock, subject to adoption of the 1996 Director Plan by the Company's stockholders at the Annual Meeting. The exercise price of each option granted under the 1996 Director Plan was in excess of the fair market value of a share of the Company's Common Stock on the date that the options were granted. See "Adoption of the 1996 Equity Incentive Plan for Directors."

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by the Company and the Mutual Company during each of the three fiscal years ended December 31, 1996 for services rendered in all capacities to the chief executive officer of the Company and the four other most highly compensated executive officers of the Company whose compensation exceeded $100,000 in the fiscal year ended December 31, 1996.

                                                                                 LONG-TERM COMPENSATION
                                                                                 -----------------------
                                                                                         AWARDS
                                         ANNUAL COMPENSATION (1)                 -----------------------
                             ----------------------------------------------------  RESTRICTED  SECURITIES
NAME AND                                                          OTHER ANNUAL       STOCK     UNDERLYING        ALL OTHER
PRINCIPAL POSITION              YEAR     SALARY ($)   BONUS ($)  COMPENSATION ($)   AWARDS ($)  OPTIONS (#)  COMPENSATION ($)(3)
------------------           ---------  -----------  ---------  -----------------  ----------  -----------  -------------------
Donald H. Nikolaus,             1996   $ 336,000   $       0      $   7,327          --              --        $  81,531(2)
  President and Chief           1995     311,000     100,369              0          --              --           85,430
  Executive Officer             1994     281,000           0              0          --              --           64,776

Ralph G. Spontak,               1996     220,000           0          2,747          --              --           44,495(2)
  Senior Vice President,        1995     204,000      57,133              0          --              --           46,205
  Chief Financial Officer       1994     184,000           0              0          --              --           34,496
  and Secretary

William H. Shupert,             1996     149,000           0              0          --              --           28,669(2)
  Senior Vice President,        1995     137,000      47,868              0          --              --           22,791
  Underwriting                  1994     122,000           0              0          --              --           19,244

Frank J. Wood                   1996     102,500           0              0          --              --           15,713(2)
  Vice President,               1995      95,000      18,530              0          --              --           13,576
  Marketing                     1994      86,500           0              0          --              --           16,424

Robert G. Shenk                 1996     118,000           0              0          --              --           13,614(2)
  Vice President,               1995     107,000      15,966              0          --              --           13,001
  Claims                        1994      96,000           0              0          --              --           12,415

------------------
(1) All compensation of officers of the Company is paid by the Mutual Company. Pursuant to the terms of an intercompany allocation agreement between the Company and the Mutual Company, the Company is charged for its proportionate share of all such compensation.
(2) Represents contributions made by the Company under its defined contribution pension plan of $14,140 for Mr. Nikolaus, $14,140 for Mr. Spontak, $14,040 for Mr. Shupert, $10,940 for Mr. Shenk and $11,190 for Mr. Wood and contributions made by the Company under its profit-sharing plan of $3,163 for Mr. Nikolaus, $3,163 for Mr. Spontak, $2,876 for Mr. Shupert, $2,244 for Mr. Shenk and $1,996 for Mr. Wood. In the case of Mr. Nikolaus, the total shown for 1996 also includes premiums paid under split-dollar life insurance policies of $23,276, premiums paid under a term life insurance policy of $2,448, directors and committee meeting fees of $20,000 and contributions made by the Company of $18,504 under the Company's Executive Restoration Plan, which is designed to restore certain retirement benefits to those individuals for whom contributions to the Company's pension and profit-sharing plans are restricted as a result of the application of Sections 401(a)(17) and 415 of the Internal Revenue Code. In the case of Mr. Spontak, the total shown for 1996 includes premiums paid under a split-dollar life insurance policy of $4,363, premiums paid under a term life insurance policy of $891, directors and committee meeting fees of $15,000 and contributions made by the Company of $6,938 under the Company's Executive Restoration Plan. In the case of Messrs. Shupert, Shenk and Wood, the totals shown for 1996 also include term life insurance premiums of $11,753, $430 and $2,527, respectively.

     No options were granted by the Company during the year ended December 31, 1996 to any of the persons named in the Summary Compensation Table.

     The following table sets forth information with respect to options exercised during the year ended December 31, 1996 and held on December 31, 1996 by the persons named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                     VALUE OF UNEXERCISED
                                                          NUMBER OF SECURITIES           IN-THE-MONEY
                                                           UNDERLYING OPTIONS       OPTIONS AT FISCAL YEAR
                                SHARES                     AT FISCAL YEAR END                 END
                              ACQUIRED ON     VALUE    --------------------------  -------------------------
NAME                           EXERCISE     REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----                         -------------  ---------  -----------  -------------  -----------  ------------
Donald H. Nikolaus.........       65,000    $ 382,500          --            --     $      --    $       --
Ralph G. Spontak...........       53,000      365,700          --            --            --            --
William H. Shupert.........           --           --          --            --            --            --
Frank J. Wood..............       10,000       53,750          --            --            --            --
Robert Shenk...............       10,000       61,875          --            --            --            --

REPORT OF THE COMPENSATION COMMITTEE OF DONEGAL GROUP INC.

     THE FOLLOWING REPORT OF THE COMPANY'S COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT IMMEDIATELY FOLLOWS SUCH REPORT SHALL NOT BE DEEMED PROXY SOLICITATION MATERIAL, SHALL NOT BE DEEMED FILED WITH THE SEC UNDER THE EXCHANGE ACT OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED AND SHALL NOT OTHERWISE BE SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT.

     Under rules established by the SEC, the Company is required to provide certain information about the compensation and benefits provided to the Company's President and Chief Executive Officer and the other executive officers listed in the Summary Compensation Table. The disclosure requirements as to these officers include the use of specified tables and a report of the Company's Compensation Committee reviewing the factors that resulted in compensation decisions affecting these officers and the Company's other executive officers. The Compensation Committee of the Board of Directors has furnished the following report in fulfillment of the SEC's requirements.

     The Compensation Committee reviews the general compensation policies of the Company, including the compensation plans and compensation levels for executive officers, and administers the Company's 1996 Equity Incentive Plan and the cash incentive compensation program in which the Company's executive officers participate. No members of the Compensation Committee are former or current officers of the Company, or have other interlocking relationships as defined by the SEC.

     Compensation of the Company's executive officers has two principal elements: (i) an annual portion, consisting of a base salary that is reviewed annually and cash bonuses based on the Company's underwriting results, and
(ii) a long-term portion, consisting of stock options. In general, the executive compensation program of the Company has been designed to:

            (i) Attract and retain executive officers who contribute to the long-term success of the Company;

           (ii) Motivate key senior executive officers to achieve strategic business objectives and reward them for the achievement of these objectives; and

          (iii) Support a compensation policy that differentiates in compensation amounts based on corporate and individual performance and responsibilities.

     A major component of the Company's compensation policy, which has been approved by the Compensation Committee, is that a significant portion of the aggregate annual compensation of the Company's executive officers should be based upon the Company's underwriting results as well as the contribution of the individual officer. For a number of years, the Company has maintained a cash incentive compensation program for the Company's executive officers. This program provides a formula pursuant to which a fixed percentage of the Company's underwriting results for the year is computed, as specified in the program, and then allocated among the executive officers selected to participate in the program for the particular year. The identity of the executive officers selected to participate in the program for the particular year as well as their participation in the amount determined by application of the fixed formula is based upon recommendations submitted by the Company's senior executive officers to the Compensation Committee. The Compensation Committee reviews those recommendations and fixes the percentage participation of the Company's executive officers in the program. The portion of the total compensation of the executive officers named in the Summary Compensation Table arising from the cash incentive compensation program formula was zero in 1996 compared to the indicated bonuses paid in 1995 because the Company's underwriting income in 1996 was substantially less than its underwriting income in 1995 as a result of losses caused by the severe winter storms during the first quarter of 1996. The Compensation Committee therefore believes that the amount of the incentive payments are tied directly to the Company's performance.

     The principal factors considered by the Company when it established the cash incentive compensation program were:

           (i) achievement of the Company's long-term underwriting objectives;
               and

          (ii) the Company's long-term underwriting results compared to the long-term underwriting results of other property and casualty insurance companies.

     Such factors as continued cost control and reductions in the Company's expense ratio, enhancement of the skills of the Company's workforce, the development of opportunities to expand the geographic reach of the Company's service area on a profitable basis and the commencement of a construction program to increase the efficiency of the Company's operations as well as a subjective analysis of Mr. Nikolaus' performance were considered by the Committee in establishing the compensation of Mr. Nikolaus for 1996. Mr. Nikolaus did not receive any award for 1996 under the Company's cash incentive compensation program because of the losses the Company incurred in the first quarter of 1996 as the result of severe winter weather.

     The Company's executive officers participate in the Company's 1996 Equity Incentive Plan, under which stock options are granted from time to time at the fair market value of the Company's Common Stock on the date of grant. The options typically vest over three years. The primary purpose of the 1996 Equity Incentive Plan is to provide an incentive for the Company's long-term performance. Such stock options provide an incentive for the creation of stockholder value over the long-term because the full benefit of the options can be realized only if the price of the Company's Common Stock appreciates over time. No stock options were granted to the Company's executive officers under the 1996 Equity Incentive Plan during 1996.

     The Compensation Committee believes the compensation of Mr. Nikolaus and the other executive officers of the Company is reasonable in view of the Company's performance and the contribution of those officers to that performance in 1996, as well as the performance of the Company in 1996 compared to the performance of other property and casualty insurance companies in 1996.

     Section 162(m) of the Internal Revenue Code, applicable for 1994 and subsequent years, generally disallows a tax deduction to publicly held companies for compensation of more than $1 million paid to the company's chief executive officer or any executive officer named in its Summary Compensation Table. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The policy of the Compensation Committee is to structure the compensation of the Company's executive officers, including Mr. Nikolaus, to avoid the loss of the deductibility of any compensation, although Section 162(m) will not preclude the Compensation Committee from awarding compensation in excess of $1 million, if it should be warranted in the future. The Company believes that Section 162(m) will not have any effect on the deductibility of the compensation of Mr. Nikolaus and the other executive officers named in the Summary Compensation Table for 1996.

                              DONEGAL GROUP INC. COMPENSATION COMMITTEE

                              C. Edwin Ireland
                              R. Richard Sherbahn
                              Philip H. Glatfelter, II

COMPARISON OF TOTAL RETURN ON THE COMPANY'S COMMON STOCK WITH CERTAIN AVERAGES

     The following graph provides an indicator of cumulative total stockholder returns on the Company's Common Stock compared to the Russell 2000 Index and a peer group of property and casualty insurance companies selected by Value Line, Inc. The members of the peer group are as follows: 20th Century Industries, W.R. Berkley Corporation, The Chubb Corporation, Cincinnati Financial Corporation, USF&G Corporation, Fremont General Corporation, Frontier Insurance Group, Inc., Gainsco Inc., General Reinsurance Corporation, The Hartford Steam Boiler Inspection and Insurance Company, Orion Capital Corporation, Ohio Casualty Corporation, The Progressive Corporation, SAFECO Corporation, Selective Insurance Group, Inc. and The St. Paul Companies, Inc.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
Donegal Group, Russell 2000 Index and Value Line Insurance: Property/Casualty
                                     Index
                     (Performance Results Through 12/31/96)

                                   [GRAPHIC]

In the printed version there appears a line graph depiciting the following plot points:


                         1991      1992      1993      1994      1995     1996
                         ----      ----      ----      ----      ----     ----
Donegal Group           $100.00   $112.07  $180.17   $157.35   $208.58   $233.51
Russell 2000 Index      $100.00   $118.41  $140.80   $138.01   $177.26   $206.48
Insurance: Prop/Cas     $100.00   $125.15  $123.81   $124.60   $165.24   $183.72

Assumes $100 invested at the close of trading 12/91 in Donegal Group Inc. Common Stock, Russell 2000 Index and Insurance Property/Casualty.

*Cumulative total return assumes reinvestment of dividends.

CERTAIN TRANSACTIONS

     Donald H. Nikolaus, President and a director of the Company and the Mutual Company, is also a partner in the law firm of Nikolaus & Hohenadel. Such firm has served as general counsel to the Mutual Company since 1970 and to the Company since 1986, principally in connection with the defense of claims litigation arising in Lancaster, Dauphin and York counties. Such firm is paid its customary fees for such services.

     Patricia A. Gilmartin, a director of the Company and the Mutual Company, is an employee of Donegal Insurance Agency, which has no affiliation with the Company except that Donegal Insurance Agency receives insurance commissions in the ordinary course of business from the Company's subsidiaries and affiliates in accordance with such subsidiaries' and affiliates' standard commission schedules and agency contracts.

     Frederick W. Dreher, a director of the Mutual Company, is a partner in the law firm of Duane, Morris & Heckscher, which represents the Company in numerous legal matters. Such firm is paid its customary fees for such services.

     During 1996, certain executive officers of the Company exercised options held by them pursuant to the Company's 1986 Equity Incentive Plan and thereafter sold the shares of the Company's Common Stock thereby acquired to the Mutual Company. In each case, the price paid was the closing bid price of the Company's Common Stock on May 3, 1996, three days prior to the date of the sale. From the sale proceeds, the Mutual Company paid the exercise price of the options exercised to the Company, made the appropriate withholding deduction for income tax purposes and remitted the remaining balance to the selling executive officer. Certain information concerning these transactions is as follows:

                                                                   NUMBER OF          NET
                         NAME OF SELLER                           SHARES SOLD  PROCEEDS RECEIVED
                         --------------                           -----------  -----------------
Donald H. Nikolaus..............................................     60,000         $331,250
Ralph G. Spontak................................................     50,000         $335,000

                                APPROVAL OF THE
                   ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the election of KPMG Peat Marwick LLP as the Company's independent public accountants for 1997. The Company has been advised by KPMG Peat Marwick LLP that none of its members has any financial interest in the Company. Election of KPMG Peat Marwick LLP will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting.

     A representative of KPMG Peat Marwick LLP will attend the Annual Meeting, will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by stockholders at the Annual Meeting.

                        ADOPTION OF AMENDED AND RESTATED
                           1996 EQUITY INCENTIVE PLAN

     The Board of Directors amended the 1996 Equity Incentive Plan and approved an Amended and Restated 1996 Equity Incentive Plan on December 19, 1996, subject to stockholder approval at the Annual Meeting, to: (i) increase the total number of shares for which grants may be made to 695,850 shares, in order to make additional shares available under the 1996 Equity Incentive Plan in the future for officers and key employees, (ii) limit to 100,000 shares the total number of shares of Common Stock for which stock options (the "Options") to purchase Common Stock of the Company may be granted to any employee in any calendar year and (iii) make other non-material changes with respect to the administration of the 1996 Equity Incentive Plan. If the Amended and Restated 1996 Equity Incentive Plan is not approved by the stockholders at the Annual Meeting, the 1996 Equity Incentive Plan will remain in force in its current form. However, because the Mutual Company will vote for approval of the Amended and Restated 1996 Equity Incentive Plan, the Amended and Restated 1996 Equity Incentive Plan will be approved regardless of the votes of the Company's stockholders other than the Mutual Company.

     The purpose of the 1996 Equity Incentive Plan is to further the growth, development and financial success of the Company, the Mutual Company and the subsidiaries of the Company and the Mutual Company by providing additional incentives to those officers and key employees who are responsible for the management and affairs of the Company, the Mutual Company and the subsidiaries of the Company and the Mutual Company, which will enable them to participate in any increase in value of the Common Stock of the Company.

     The 1996 Equity Incentive Plan permits the granting of Options, including Options intended to qualify as incentive stock options under the Internal Revenue Code ("Incentive Stock Options") and Options not intended to so qualify ("Non-Qualified Options") to those officers and key employees of the Company, the Mutual Company and the subsidiaries of the Company and the Mutual Company who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company, the Mutual Company and the subsidiaries of the Company and the Mutual Company. Directors of the Company who are not also officers or employees of the Company, the Mutual Company or the subsidiaries of the Company and the Mutual Company are not eligible to participate in the 1996 Equity Incentive Plan. Nothing contained in the 1996 Equity Incentive Plan affects the right of the Company, the Mutual Company or any subsidiary of the Company or the Mutual Company to terminate the employment of any employee.

     The total number of shares of Common Stock that may be the subject of Options granted under the 1996 Equity Incentive Plan may not currently exceed 345,850 shares in the aggregate. As of February 1, 1997 Options for the purchase of an aggregate of 299,500 shares were outstanding. Therefore, a total of only 46,350 shares of Common Stock are currently available for grants under the 1996 Equity Incentive Plan.

     The amendment will increase the number of shares currently available for grants under the 1996 Equity Incentive Plan in furtherance of the purposes of the plan for the next several years. No determination has been made as to the allocation of grants with respect to the additional shares to specific employees. The Company believes that the additional shares will be required to satisfy anticipated annual Option grants over the next several years.

     The number of persons who are eligible to participate in the 1996 Equity Incentive Plan is approximately 345, including executive officers of the Company, the Mutual Company and the subsidiaries of the Company and the Mutual Company. Through February 21, 1997: (i) Non-Qualified Options to purchase an aggregate of 167,500 shares were granted to executive officers of the Company, which included the following: Mr. Nikolaus, 60,000 shares; Mr. Spontak, 30,000 shares; Mr. Shupert, 18,000 shares; Mr. Wood, 13,500 shares and Mr. Shenk, 13,500 shares and (ii) Incentive Stock Options to purchase an aggregate of 31,000 shares were granted to executive officers of the Company, which included the following: Mr. Nikolaus, 15,000 shares; Mr. Spontak, 7,500 shares; Mr. Shupert, 3,000 shares; Mr. Wood, 1,500 shares and Mr. Shenk, 15,000 shares.

     On March 3, 1997, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $24.50 per share.

     No Options may be granted under the 1996 Equity Incentive Plan after February 15, 2006. If an Option expires or is terminated for any reason without having been fully exercised, the number of shares subject to such Option which have not been purchased may again be made subject to an Option under the 1996 Equity Incentive Plan. Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the 1996 Equity Incentive Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company. As amended, the maximum number of shares of Common Stock for which Options may be granted under the 1996 Equity Incentive Plan to any officer or employee in any calendar year is 100,000 shares.

     As amended, the 1996 Equity Incentive Plan may be administered by the Board of Directors of the Company or a committee of two or more members, each of whom must be a "non-employee director" within the meaning of rule 16b-3 under the Exchange Act (the "Committee"), and is currently administered by the Compensation Committee of the Board of Directors, consisting of Messrs. Ireland, Sherbahn and Glatfelter. See "Election of Directors -- Meetings and Committees of the Board." The Committee is authorized to (i) interpret the provisions of the 1996 Equity Incentive Plan and decide all questions of fact arising in its application; (ii) select the employees to whom Options are granted and determine the timing, type, amount, size and terms of each such grant and (iii) to make all other determinations necessary or advisable for the administration of the 1996 Equity Incentive Plan.

INCENTIVE AND NON-QUALIFIED OPTIONS

     The exercise price of shares subject to Options granted under the 1996 Equity Incentive Plan will be set by the Committee but may not be less than 100% of the fair market value per share of Common Stock on the date the Option is granted as determined by the Committee.

     Options will be evidenced by written agreements in such form not inconsistent with the 1996 Equity Incentive Plan as the Committee shall approve from time to time. Each agreement will state the period or periods of time within which the Option may be exercised. The Committee may accelerate the exercisability of any Option upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. Unless the Committee accelerates exercisability, no Option that is unexercisable at the time of the optionee's termination of employment may thereafter become exercisable. No Option may be exercised after ten years from the date of grant.

     An outstanding Non-Qualified Option that has become exercisable generally terminates one year after the termination of employment due to death, retirement or total disability and three months after employment termination for any reason other than retirement, total disability or death. Incentive Stock Options that have become exercisable generally will terminate one year after termination of employment due to total disability or death and three months after an employment termination for any other reason. No Option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, an Option may be exercised only by the optionee.

     The Committee will determine whether Options granted are to be Incentive Stock Options meeting the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to eligible employees. Any such optionee must own less than 10% of the total combined voting power of the Company or of any of its subsidiaries unless at the time such Incentive Stock Option is granted the option price is at least 110% of the fair market value of the Common Stock subject to the Option and, by its terms, the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. An optionee may not receive Incentive Stock Options for shares that first become exercisable in any calendar year with an aggregate fair market value determined at the date of grant in excess of $100,000.

     The option price must be paid in full at the time of exercise unless otherwise determined by the Committee. Payment must be made in cash, in shares of Common Stock valued at their then fair market value, or a combination thereof, as determined in the discretion of the Committee. It is the policy of the Committee that any taxes required to be withheld must also be paid at the time of exercise. The Committee may, in its discretion, allow an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

AMENDMENT AND TERMINATION

     The Committee may terminate or amend the 1996 Equity Incentive Plan at any time with respect to shares as to which Options have not been granted, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. No modification, amendment or termination may be made to the 1996 Equity Incentive Plan, without the consent of an optionee, if such modification, amendment or termination will affect the rights of the optionee under an Option previously granted.

FEDERAL INCOME TAX CONSEQUENCES

     The 1996 Equity Incentive Plan is not a qualified plan under Section 401(a) of the Code. The following description, which is based on existing laws, sets forth generally certain of the federal income tax consequences of the Options under the 1996 Equity Incentive Plan. This description may differ from the actual tax consequences of participation in the 1996 Equity Incentive Plan.

     An employee receiving an Option will not recognize taxable income upon the grant of the Option, nor will the Company be entitled to any deduction on account of such grant. In the case of Non-Qualified Stock Options, the employee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. When the employee disposes of the shares acquired upon exercise of the Option, the employee will generally recognize capital gain or loss equal to the difference between (i) the selling price of the shares and (ii) the sum of the option price and the amount included in his or her income when the Option was exercised. Such gain will be long-term or short-term depending upon whether the shares were held for at least one year after the date of exercise.

     Incentive Stock Options granted under the 1996 Equity Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time. However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference. This tax preference will be included in the employee's computation of the employee's alternative minimum tax.

     If the optionee does not dispose of the shares issued to the optionee upon the exercise of an Incentive Stock Option within one year of such issuance or within two years from the date of the grant of such Option, whichever is later, then any gain or loss realized by the optionee on a later sale or exchange of such shares generally will be a long-term capital gain or a long-term capital loss. If the optionee sells the shares during such period, the sale will be deemed a "disqualifying disposition." In that event, the optionee will recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Option or the amount realized from the sale exceeded the amount the optionee paid for such shares. Any additional gain realized generally will be capital gain, which will be long-term or short-term depending on the holding period for the shares. If the optionee disposes of the shares by gift during such period, the transfer will be treated as a disqualifying disposition subject to the rules described herein.

     If the purchase price upon exercise of an Option is paid with shares already owned by the optionee, generally no gain or loss will be recognized with respect to the shares used for payment and the additional shares received will be taxed as described herein. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be deemed a "disqualifying disposition" of the shares used for payment subject to the rules described herein.

     Under current law, any gain realized by an optionee, other than long-term capital gain, is taxable at a maximum federal income tax rate of 39.6%. Long-term capital gain is taxable at a maximum federal income tax rate of 28%.

     The Company will be entitled to a tax deduction in connection with an Option under the 1996 Equity Incentive Plan in an amount equal to the ordinary income realized by the optionee and at the time such optionee recognizes such income. The federal, state and local income tax consequences to any particular taxpayer will depend upon the taxpayer's individual circumstances. In addition, various tax legislative proposals are introduced in the Congress from time to time, and it is not possible to predict which of the various proposals introduced will be enacted into law, the form in which they finally may be enacted, the effective dates thereof or the effect on the tax consequences of participation in the 1996 Equity Incentive Plan.

VOTE REQUIRED

     Adoption of the Amended and Restated 1996 Equity Incentive Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are considered shares of stock present in person or represented by proxy at the meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention therefore will have the practical effect of voting against adoption of the Amended and Restated 1996 Equity Incentive Plan because it represents one fewer vote for adoption of the Amended and Restated 1996 Equity Incentive Plan. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the Amended and Restated 1996 Equity Incentive Plan and will have no effect on the vote. The Board of Directors recommends that the stockholders vote FOR the adoption of the Amended and Restated 1996 Equity Incentive Plan.

                                ADOPTION OF THE
                    1996 EQUITY INCENTIVE PLAN FOR DIRECTORS

DESCRIPTION OF THE 1996 DIRECTOR PLAN

     The Board of Directors of the Company (the "Board") adopted the 1996 Director Plan on December 19, 1996, subject to stockholder approval at the Annual Meeting. The purpose of the 1996 Director Plan is to enhance the ability of the Company and the Mutual Company to attract and retain highly qualified directors, to compensate them for their services to the Company and the Mutual Company, as the case may be, and, in so doing, to strengthen the alignment of the interests of the directors with the interests of the stockholders by ensuring ongoing ownership of the Company's Common Stock.

     The 1996 Director Plan provides for: (i) the grant of non-qualified options ("Director Options") to outside directors (an "Outside Director") of the Company and the Mutual Company and (ii) an annual grant to each director of the Company and the Mutual Company (a "Director") of a restricted stock award (a "Restricted Stock Award") of 100 shares of Common Stock to be issued on the first business day of January in each year, commencing January 2, 1997, provided that the Director served as a member of the Board or the Board of Directors of the Mutual Company during any portion of the prior year. Director Options and Restricted Stock Awards collectively are hereinafter referred to as "Stock Rights." Restricted Stock Awards are made automatically, and no action by the Board or the Board of Directors of the Mutual Company will be required. The number of shares of Common Stock that may be the subject of grants under the 1996 Director Plan may not exceed 90,000 shares in the aggregate.

     The number of persons who are eligible to participate in the 1996 Director Plan is currently 12, consisting of directors of the Company and the Mutual Company. As of March 1, 1997, Director Options to purchase 45,000 shares of Common Stock, in the aggregate, have been granted to Outside Directors and Restricted Stock Awards of 1,200 shares, in the aggregate, have been granted to the Directors under the 1996 Director Plan. The issuance of Stock Rights is subject to approval of the 1996 Director Plan by the stockholders of the Company at the Annual Meeting.

     Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the 1996 Director Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company.

     The 1996 Director Plan is administered by the Board. The Board has the power to interpret the 1996 Director Plan, the Director Options and the Restricted Stock Awards, and, subject to the terms of the 1996 Director Plan, to determine who will be granted Director Options, the number of Director Options to be granted to any Outside Director, the timing of such grant and the terms of exercise. The Board also has the power to adopt rules for the administration, interpretation and application of the 1996 Director Plan. The Board does not have any discretion to determine who will be granted Restricted Stock Awards under the 1996 Director Plan, to determine the number of Restricted Stock Awards to be granted to each Director or to determine the timing of such grants.

RESTRICTED STOCK AWARDS

     Restricted Stock Awards consist of shares of Common Stock that are issued in the name of the Director but that may not be sold or otherwise transferred by the grantee until one year after the date of grant. Upon the issuance of shares under a Restricted Stock Award, the Director will have all rights of a stockholder with respect to the shares, except that such shares may not be sold, transferred or otherwise disposed of until one year after the date of grant.

     Restricted Stock Awards will be evidenced by written agreements in such form not inconsistent with the 1996 Director Plan as the Board shall approve from time to time. Each agreement shall contain such restrictions, terms and conditions as are required by the 1996 Director Plan. Although the Common Stock comprising each Restricted Stock Award will be registered in the name of the grantee, a restrictive legend shall be placed on the stock certificate.

NON-QUALIFIED STOCK OPTIONS

     The exercise price of Director Options granted under the 1996 Director Plan will be set by the Board and may not be less than 100% of the fair market value per share of the Common Stock on the date that the Director Option is granted.

     Director Options will be evidenced by written agreements in such form not inconsistent with the 1996 Director Plan as the Board shall approve from time to time. Each agreement will state the period or periods of time within which the Director Option may be exercised. The Board may accelerate the exercisability of any Director Options upon such circumstances and subject to such terms and conditions as the Board deems appropriate. Unless the Board accelerates exercisability, no Director Option that is unexercisable at the time of the optionee's termination of service as a Director may thereafter become exercisable. No Director Option may be exercised after ten years from the date of grant. If a Director Option expires or is canceled for any reason without having been fully exercised or vested, the number of shares subject to such Director Option that had not been purchased or become vested may again be made subject to a Director Option under the 1996 Director Plan.

     The option price must be paid in full at the time of exercise unless otherwise determined by the Board. Payment must be made in cash, in shares of Common Stock valued at their then fair market value, or a combination thereof, as determined in the discretion of the Board. It is the policy of the Board that any taxes required to be withheld must also be paid at the time of exercise. The Board may, in its discretion, allow an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Director Option and sell the shares acquired thereby and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Director Option has been exercised as well as the required amount of withholding.

     An outstanding Director Option that has become exercisable generally terminates one year after termination of a Director's service as a Director due to death and three months after termination of a Director's service as a Director for any reason other than death. A Director Option granted under the 1996 Director Plan may be exercised during the lifetime of the optionee only by the optionee.

AMENDMENT OR TERMINATION

     The 1996 Director Plan will remain in effect until all Director Options granted under the 1996 Director Plan have been satisfied by the issuance of shares, except that no Stock Rights may be granted under the 1996 Director Plan after December 19, 2006. The Board may terminate, modify, suspend or amend the 1996 Director Plan at any time, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. No modification, amendment or termination to the 1996 Director Plan will alter or impair any rights or obligations under any outstanding Stock Right without the consent of the optionee or grantee, as the case may be. No Stock Right may be granted during any period of suspension nor after termination of the 1996 Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The 1996 Director Plan is not a qualified plan under Section 401(a) of the Code. The following description, which is based on existing laws, sets forth generally certain of the federal income tax consequences of Stock Rights granted under the 1996 Director Plan. This description may differ from the actual tax consequences of participation in the 1996 Director Plan.

     An optionee will not recognize income for federal income tax purposes upon the receipt of a Director Option, nor will the Company be entitled to any deduction on account of such grant. Such optionee will recognize ordinary taxable income for federal income tax purposes at the time of exercise in the amount by which the fair market value of such shares then exceeds the option price. When the optionee disposes of the shares acquired upon exercise of the Director Option, the optionee will generally recognize capital gain or loss equal to the difference between (i) the amount received upon disposition of the shares, and (ii) the sum of the option price and the amount included in the optionee's income when the Director Option was exercised. Such gain will be long-term or short-term depending upon whether the shares were held for at least one year after the date of exercise.

     A grantee of shares of restricted stock pursuant to a Restricted Stock Award will recognize ordinary income for federal income tax purposes in the year of receipt, measured by the value of the shares received determined without regard to the transfer restriction or other restrictions relating to such issue. Any gain or loss recognized upon the sale of the shares will generally be treated as capital gain or loss and will be long-term or short-term depending upon the holding period of the shares.

     Under current law, any gain realized by a optionee or a grantee, as the case may be, other than long-term capital gain is taxable at a maximum federal income tax rate of 39.6%. Long-term capital gain is taxable at a maximum federal income tax rate of 28%.

     The Company will be entitled to a tax deduction in connection with Stock Rights under the 1996 Director Plan in an amount equal to the ordinary income realized by the optionee or grantee, as the case may be, and at the time he or she recognizes such income.

VOTE REQUIRED

     Adoption of the 1996 Director Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are considered shares of stock present in person or represented by proxy at the meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against adoption of the 1996 Director Plan because it represents one fewer vote for adoption of the 1996 Director Plan. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the 1996 Director Plan and will have no effect on the vote. The Board of Directors recommends that the stockholders vote FOR the adoption of the 1996 Director Plan.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report for 1996 is being mailed to the Company's stockholders with this Proxy Statement.

                             STOCKHOLDER PROPOSALS

     Any stockholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company's proxy statement for its 1998 Annual Meeting of Stockholders must deliver such proposal in writing to the Company's Secretary at the Company's principal executive offices at 1195 River Road, Marietta, Pennsylvania 17547, not later than November 24, 1997.

                                OTHER PROPOSALS

     The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                                          By Order of the Board of Directors,

                                          /s/ Donald H. Nikolaus
                                          --------------------------------------
                                          Donald H. Nikolaus,
                                          President and Chief Executive Officer

March 24, 1997

PROXY                          DONEGAL GROUP INC.

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 17, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Daniel J. Wagner and Ralph G. Spontak, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Donegal Group Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 1195 River Road, Marietta, Pennsylvania 17547, on April 17, 1997 at 10:00 a.m., and at any adjournment, postponement or continuation thereof, as follows:



/ X /       Please mark your       __                                                   |
            votes as in this       |                                                    |    6149
            example.               |                                                    |____

             FOR               WITHOUT AUTHORITY                                  FOR  AGAINST  ABSTAIN
1. ELECTION  / / all the       / / to vote for all    2. PROPOSAL TO ELECT         / /    / /      / /
   OF            nominees          the nominees       KPMG PEAT MARWICK LLP as
   CLASS B       listed below      listed below       the independent public
   DIRECTORS                                          accountants for the
              (except as marked to the contrary)      Company for 1997. The
                                                      Board of Directors
INSTRUCTION: To withhold authority to vote for any    recommends a vote
individual nominee, strike a line through the         FOR this proposal.
nominee's name in the list below.

C. Edwin Ireland
Donald H. Nikolaus


                                              FOR  AGAINST  ABSTAIN
3. ADOPTION OF THE AMENDED AND                / /    / /      / /
   RESTATED 1996 EQUITY INCENTIVE
   PLAN. The Board of Directors recom-
   mends a vote FOR this proposal.



4. ADOPTION OF THE COMPANY'S 1996             FOR  AGAINST  ABSTAIN
   EQUITY INCENTIVE PLAN FOR DIREC-           / /    / /      / /
   TORS. The Board of Directors recom-
   mends a vote FOR  this proposal.



5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment, postponement or continuation thereof.

This proxy will be voted as specified. If a choice is not specified, the proxy will be voted FOR the nominees for Director and FOR Proposals 2, 3 and 4.

This proxy should be dated, signed by the stockholder exactly as his name appears below and returned promptly to First Chicago Trust Company of New York in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

------------------------------------------------------------

------------------------------------------------------------
Signature                                               Date

     THE FOLLOWING MATERIALS ARE BEING PROVIDED TO THE COMMISSION AND ARE NOT INCLUDED WITH THE PROXY MATERIALS BEING DISTRIBUTED TO STOCKHOLDERS.



                               DONEGAL GROUP INC.

                              AMENDED AND RESTATED
                           1996 EQUITY INCENTIVE PLAN

     1. Purpose. The purpose of the Donegal Group Inc. Amended and Restated 1996 Equity Incentive Plan (the "Plan") is to further the growth, development and financial success of Donegal Group Inc. (the "Company"), its parent and the subsidiaries of the Company and its parent by providing additional incentives to those officers and key employees who are responsible for the management of the business affairs of the Company, its parent and/or subsidiaries of the Company or its parent, which will enable them to participate directly in the growth of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining and motivating management employees of high caliber and potential. To accomplish these purposes, the Plan provides a means whereby management employees may receive stock options ("Options") to purchase the Company's Common Stock, $1.00 par value (the "Common Stock").

     2. Administration.

     (a) Composition of the Committee. The Plan shall be administered by a committee (the "Committee"), which shall be appointed by, and serve at the pleasure of, the Company's Board of Directors (the "Board"). The Committee shall be comprised of two or more members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, from time to time the Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members, fill vacancies or remove all members of the Committee and thereafter directly administer the Plan.

     (b) Authority of the Committee. The Committee shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom Options shall be granted and the type, amount, size and terms of each such grant; to determine the time when Options shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other holders of Options granted under the Plan.

     (c) Authority of the Board. Notwithstanding anything to the contrary set forth in the Plan, all authority granted hereunder to the Committee may be exercised at any time and from time to time by the Board at its election. All decisions, determinations and interpretations of the Board shall be final and binding on all optionees and all other holders of Options granted under the Plan.

     3. Stock Subject to the Plan. Subject to Section 16 hereof, the shares that may be issued under the Plan shall not exceed in the aggregate 695,850 shares of Common Stock. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

     4. Eligibility To Receive Options. Persons eligible to receive Options under the Plan shall be limited to those officers and other key employees of the Company, its parent and any subsidiary of the Company or its parent (as defined in Section 425 of the Code or any amendment or substitute thereto) who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company, its parent or any subsidiary of the Company or its parent. Directors of the Company who are not also officers or employees of the Company, its parent or any subsidiary of the Company or its parent shall not be eligible to participate in the Plan. Notwithstanding anything to the contrary set forth in the Plan, the maximum number of shares of Common Stock for which Options may be granted to any employee in any calendar year shall be 100,000 shares.

     5. Types of Options. Grants may be made at any time and from time to time by the Committee in the form of stock options to purchase shares of Common Stock. Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto ("Incentive Stock Options") or Options that are not intended to so qualify ("Nonqualified Stock Options").

     6. Option Agreements. Options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

     (a) Type of Option. Each option agreement shall identify the Options represented thereby either as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

     (b) Option Price. Each option agreement shall set forth the purchase price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. Subject to the limitation set forth in Section 6(d)(ii) of the Plan, the purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. The purchase price of the Common Stock subject to a Nonqualified Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee. For this purpose, fair market value on any date shall mean the closing price of the Common Stock, as reported in The Wall Street Journal, or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq"), or if the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Committee pursuant to Section 422 of the Code.

     (c) Exercise Term. Each option agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

     (d) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines to be necessary or desirable in order to qualify such Option as a tax-favored Option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder) including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as a tax-favored Option within the meaning of Section 422 of the Code or any substitute therefor:

        (i) The aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all plans of the Company) shall not exceed $100,000.

        (ii) No Incentive Stock Options shall be granted to any employee if at the time the Option is granted to the individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

        (iii) No Incentive Stock Options shall be exercisable more than three months (or one year, in the case of an employee who dies or becomes disabled within the meaning of Section 72(m)(7) of the Code or any substitute therefor) after termination of employment.

     (e) Substitution of Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become, and who do concurrently with the grant of such options become, employees of the Company, its parent or a subsidiary of the Company or its parent as a result of a merger or consolidation of the employing corporation with the Company, its parent or a subsidiary of the Company or its parent, or the acquisition by the Company, its parent or a subsidiary of the Company or its parent of the assets or capital stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Section 6 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     7. Date of Grant. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

     8. Exercise and Payment for Shares. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock at fair market value, or a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose. The Committee may also, in its discretion and subject to prior notification to the Company by an optionee, permit an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

     9. Rights upon Termination of Employment. In the event that an optionee ceases to be an employee of the Company, its parent or any subsidiary of the Company or its parent for any reason other than death, retirement, as hereinafter defined, or disability (within the meaning of Section 72(m)(7) of the Code or any substitute therefor), the optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. In the event that an optionee dies, retires or becomes disabled prior to the expiration of his Option and without having fully exercised his Option, the optionee or his successor shall have the right to exercise the Option during its term within a period of one year after termination of employment due to death, retirement or disability to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. As used in this Section 9, "retirement" means a termination of employment by reason of an optionee's retirement at or after his earliest permissible retirement date pursuant to and in accordance with his employer's regular retirement plan or personnel practices. Notwithstanding the provisions of Section 6(d)(iii) hereof, if the term of an Incentive Stock Option continues for more than three months after termination of employment due to retirement or more than one year after termination of employment due to death or disability, such Option shall thereupon lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.

     10. General Restrictions. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax payment or withholding obligation, or
(iv) an agreement by the recipient of an Option with respect to the disposition of shares of Common

Stock, is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     11. Rights of a Stockholder. The recipient of any Option under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until certificates for shares of Common Stock are issued and delivered to him.

     12. Right to Terminate Employment. Nothing contained in the Plan or in any option agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment of the Company, its parent or any subsidiary of the Company or its parent or affect any right that the Company, its parent or any subsidiary of the Company or its parent may have to terminate the employment of such optionee.

     13. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Committee, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Committee, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

     14. Non-Assignability. No Option under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient, such Option shall be exercisable only by such person or by such person's guardian or legal representative.

     15. Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

     16. Adjustments.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Option holder the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

     (c) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation,
(ii) providing that each Option holder shall have the right to exercise his Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable, or (iii) declaring that an Option shall terminate at a date fixed by the Committee provided that the Option holder is given notice and opportunity to exercise the then exercisable portion of his Option prior to such date.

     17. Amendment. The Committee may terminate or amend the Plan at any time, with respect to shares as to which Options have not been granted, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Committee may not, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as specifically authorized herein.

     18. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

     19. Effect on Other Plans. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company, its parent or any subsidiary of the Company or its parent. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company, its parent or any subsidiary of the Company or its parent unless specifically provided.

     20. Duration of the Plan. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Company's stockholders.

     21. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company, its parent or any subsidiary of the Company or its parent that damaged the Company, its parent or any subsidiary of the Company or its parent or that the optionee has disclosed confidential information of the Company, its parent or any subsidiary of the Company or its parent, the optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. The decision of the Committee in interpreting and applying the provisions of this Section 21 shall be final. No decision of the Committee, however, shall affect the finality of the discharge or termination of such optionee by the Company, its parent or any subsidiary of the Company or its parent in any manner.

     22. No Prohibition on Corporate Action. No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

     23. Indemnification. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee or the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee or the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee or the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

     24. Miscellaneous Provisions.

     (a) Compliance with Plan Provisions. No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option until a written option agreement shall have been executed by the Company and the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee (and each person claiming under or through him) have been met.

     (b) Approval of Counsel. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (c) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to the Plan or to Options granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

     (d) Effects of Acceptance of Option. By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board and/or the Committee or its delegates.

     (e) Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

     25. Stockholder Approval. The exercise of any Option granted under the Plan shall be subject to the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, or represented, and entitled to vote at a meeting duly held.

                               DONEGAL GROUP INC.

                           1996 EQUITY INCENTIVE PLAN
                                  FOR DIRECTORS

     DONEGAL GROUP INC., a corporation organized under the laws of the State of Delaware, hereby sets forth the 1996 Equity Incentive Plan for Directors. The Plan provides for the grant of (i) Options to Outside Directors of the Company and the Mutual Company and (ii) Restricted Stock Awards to Directors of the Company and the Mutual Company, as each of such capitalized terms is hereinafter defined.

     1. Definitions. Whenever the following terms are used in the Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

     "Common Stock" shall mean the Common Stock, $1.00 par value, of the Company.

     "Company" shall mean Donegal Group Inc., a Delaware corporation.

     "Director" shall mean a member of the Board of Directors of the Company and/or the Mutual Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of the Common Stock on any date shall mean the closing price of the Common Stock for such date, as reported in The Wall Street Journal, or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System, or if the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Board. If no closing price is reported quoted for such date, the next preceding date for which such sale prices are quoted shall be used.

     "Grantee" shall mean a Director to whom a Restricted Stock Award is granted.

     "Mutual Company" shall mean Donegal Mutual Insurance Company.

     "Option" shall mean a nonqualified stock option granted under the provisions of Section 4 of the Plan to purchase Common Stock of the Company.

     "Optionee" shall mean an Outside Director to whom an Option is granted.

     "Outside Director" shall mean a Director who is not also an employee of the Company, the Mutual Company or any affiliate of the Company or the Mutual Company.

     "Plan" shall mean this 1996 Equity Incentive Plan for Directors.

     "Restricted Stock Award" shall mean a restricted stock award granted under the provisions of Section 5 of the Plan.

     "Secretary" shall mean the Secretary of the Company.

     "Termination of Service" shall mean such time as a Director shall cease to serve as a member of the Board of Directors of the Company or the Mutual Company, whether as a result of resignation, failure to be reelected, removal for cause, death or any other reason.

     2. Administration.

     (a) Administration by the Board. The Plan shall be administered by the Board.

     (b) Duty and Powers of the Board. It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions. The Board shall have the power to interpret the Plan, the Options and the Restricted Stock Awards and to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall have the discretion to determine who will be granted Options and to determine the number of Options to be granted to any Outside Director, the timing of such grant and the terms of exercise. The Board shall not have any discretion to determine who will be granted Restricted Stock Awards under the Plan.

     (c) Board Actions. The Board may act either by vote of a majority of its members present at a meeting of the Board at which a quorum is present or by a memorandum or other written instrument signed by all members of the Board.

     (d) Compensation; Professional Assistance; Good Faith Actions. Members of the Board shall not receive any compensation for their services in administering the Plan, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants or other persons. The Board, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees and Grantees, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board shall be fully protected and indemnified by the Company in respect to any such action, determination or interpretation.

     3. Shares Subject to the Plan.

     (a) Limitations. The shares of stock issuable pursuant to Options or Restricted Stock Awards shall be shares of the Common Stock. The total number of such shares that may be issued pursuant to Options or Restricted Stock Awards granted under the Plan shall not exceed 90,000 in the aggregate.

     (b) Effect of Unexercised or Cancelled Options. If an Option expires or is cancelled for any reason without having been fully exercised or vested, the number of shares subject to such Option that were not purchased or did not vest prior to such expiration or cancellation may again be made subject to an Option or Restricted Stock Award granted hereunder.

     (c) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Restricted Stock Award and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Restricted Stock Award.

     (d) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the

Board. The Board may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Option holder the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

     (e) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each Option holder shall have the right to exercise his Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable, or (iii) declaring that an Option shall terminate at a date fixed by the Board, provided that the Option holder is given notice and opportunity to exercise the then exercisable portion of his Option prior to such date.

     4. Stock Options.

     (a) Granting of Options.

        (i) Eligibility. Each Outside Director shall be eligible to be granted Options.

        (ii) Granting of Options. Options may be granted by the Board at any time and from time to time while the Plan shall be in effect. The Board shall have the authority to determine the Outside Directors to whom Options are granted, the number of Options to be granted to each and the timing and vesting of each grant. The Board's determinations with respect to Options granted under the Plan need not be uniform and may be made selectively among Outside Directors as the Board, in its discretion, shall determine.

        (iii) Type of Options. All Options granted under the Plan shall be options not intended to qualify as incentive stock options under Section 422 of the Code.

     (b) Terms of Options.

        (i) Option Agreement. Each Option shall be evidenced by a written stock option agreement that shall be executed by the Optionee and on behalf of the Company and that shall contain such terms and conditions as the Board determines are required or appropriate under the Plan.

        (ii) Option Price. The exercise price of the shares subject to each Option shall be not less than 100% of the Fair Market Value for such shares on the date the Option is granted.

        (iii) Date of Grant. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Board's authorization of the Option or such later date as may be determined by the Board at the time the Option is authorized.

        (iv) Exercise Term. Each stock option agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Board, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Board shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Board deems appropriate.

        (v) Rights upon Termination of Service. Upon an Optionee's Termination of Service, for any reason other than death, the Optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Board. In the event that an Optionee dies prior to the expiration of his Option and without having fully exercised his Option, the Optionee's representative or successor shall have the right to exercise the Option during its term within a period of one year after Termination of Service due to death to the extent that the Option was exercisable at the time of Termination of Service, or within such other period, and subject to such terms and conditions, as may be specified by the Board.

     (c) Exercise of Options.

        (i) Person Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. The Company may require appropriate proof from any such person of such person's right to exercise the Option or any portion thereof.

        (ii) Fractional Shares. The Company shall not be required to issue fractional shares on exercise of an Option.

        (iii) Manner of Exercise. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock at Fair Market Value, or a combination thereof, as the Board may determine from time to time and subject to such terms and conditions as may be prescribed by the Board for such purpose. The Board may also, in its discretion and subject to prior notification to the Company by an Optionee, permit an Optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the Optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

        (iv) Rights of Stockholders. An Optionee shall not be, nor have any of the rights of, a stockholder of the Company in respect to any shares that may be purchased upon the exercise of any Option or portion thereof unless and until certificates representing such shares have been issued by the Company to such Optionee.

        (v) General Restrictions. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine that
(i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax payment or withholding obligation, or (iv) an agreement by the Optionee with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, payment, withholding or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

     5. Restricted Stock Awards.

     (a)    Granting of Awards.

        (i) Eligibility. Each Director shall be eligible to be granted Restricted Stock Awards.

        (ii) Granting of Awards. Each Director shall be granted annual Restricted Stock Awards consisting of 100 shares of Common Stock, such Restricted Stock Awards to be made on the first business day of January in each year, commencing January 2, 1997, provided that the Director served as a member of the Board or of the Board of Directors of the Mutual Company during any portion of the preceding calendar year.

     (b) Terms of Restricted Stock Awards.

        (i) Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by a written restricted stock agreement that shall be executed by the Grantee and the Company and that shall contain such restrictions, terms and conditions as are required by the Plan.

        (ii) Restrictions on Transfer. The shares of Common Stock comprising the Restricted Stock Awards may not be sold or otherwise transferred by the Grantee until one year after the date of grant. Although the shares of Common Stock comprising each Restricted Stock Award shall be registered in the name of the Grantee, the Company reserves the right to place a restrictive legend on the stock certificate. None of such shares of Common Stock shall be subject to forfeiture.

        (iii) Rights as Stockholder.

            (A) Subject to the restrictions on transfer set forth in Section 5(b)(ii) hereof, a Grantee shall have all the rights of a stockholder with respect to the shares of Common Stock issued pursuant to Restricted Stock Awards made hereunder, including the right to vote the shares and receive all dividends and other distributions paid or made with respect to the shares.

            (B) In the event of changes in the capital stock of the Company by reason of stock dividends, split-ups or combinations of shares, reclassifications, mergers, consolidations, reorganizations or liquidations while the shares comprising a Restricted Stock Award shall be subject to restrictions on transfer, any and all new, substituted or additional securities to which the Grantee shall be entitled by reason of the ownership of a Restricted Stock Award shall be subject immediately to the terms, conditions and restrictions of the Plan.

            (C) If a Grantee receives rights or warrants with respect to any shares comprising a Restricted Stock Award, such rights or warrants or any shares or other securities acquired by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations set forth in the Plan.

        (iv) General Restrictions. Each Restricted Stock Award granted under the Plan shall be subject to the requirement that if, at any time the Board shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax payment or withholding obligation, or (iv) an agreement by the Grantee with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of or in connection with the granting of such Restricted Stock Award, such Restricted Stock Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

     6. Miscellaneous Provisions.

     (a) No Assignment or Transfer. No Option or interest or right therein or part thereof, and, for a period of one year after the date of grant, no Restricted Stock Award or any interest therein or part thereof, shall be liable for the debts, contracts, or engagements of the Optionee or Grantee or his successors in interest nor shall they be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 6(a) shall prevent transfers by will or by the applicable laws of descent and distribution.

     (b) Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, subject to any required stockholder approval or any stockholder approval that the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Optionee or Grantee, alter or impair any rights or obligations under any outstanding Option or Restricted Stock Award. No Option or Restricted Stock Award may be granted during any period of suspension nor after termination of the Plan.

     (c) Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate for such shares. If and to the extent authorized by the Board, in its sole discretion, an Optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the Optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Board, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Board as of the date of exercise.

     (d) Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

     (e) Duration of the Plan. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, but no Option or Restricted Stock Award shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Company's stockholders.

     (f) No Prohibition on Corporate Action. No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options or Restricted Stock Awards granted hereunder, and no Director or Director's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

     (g) Indemnification. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Board against, and each member of the Board shall be entitled without further action on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

     (h) Compliance with Plan Provisions. No Optionee or Grantee shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option or Restricted Stock Award until a written stock option agreement or a written restricted stock agreement, as the case may be, shall have been executed on behalf of the Company and by the Optionee or Grantee, and all the terms, conditions and provisions of the Plan and the Option or Restricted Stock Award applicable to such Optionee or Grantee (and each person claiming under or through him) have been met.

     (i) Approval of Counsel. In the discretion of the Board, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option or Restricted Stock Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (j) Effects of Acceptance. By accepting any Option or Restricted Stock Award or other benefit under the Plan, each Optionee and Grantee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or its delegates.

     (k) Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

     (l) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to Options or Restricted Stock Awards granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

     (m) Stockholder Approval. Except with respect to the Restricted Stock Awards to be granted on January 2, 1997, no Option may be exercised and no Restricted Stock Award may be granted until the Plan shall have been approved by the affirmative vote of the holders of a majority of the shares of the Company's outstanding Common Stock present or represented and entitled to vote at a duly convened meeting of stockholders held on or before December 31, 1997. The failure of the stockholders of the Company to approve the Plan shall in no way terminate or

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otherwise impair the Restricted Stock Awards granted to Directors hereunder on
January 2, 1997.

     (n) Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.


                                      -11-


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